EXHIBIT 22

                     SUBSIDIARIES OF HOMEOWNERS GROUP, INC.

  SUBSIDIARY COMPANIES                                 PARENT COMPANY
  --------------------                                 --------------

  HOMEOWNERS MARKETING SERVICES, INC.              HOMEOWNERS GROUP, INC.
  FLORIDA CORPORATION
  INCORPORATED ON JULY 2, 1980

  HMS MORTGAGE COMPANY, INC.                       HOMEOWNERS GROUP, INC.
  FLORIDA CORPORATION
  INCORPORATED ON AUGUST 5, 1983

  HOMS INSURANCE AGENCY, INC.                      HOMEOWNERS GROUP, INC.
  FLORIDA CORPORATION
  INCORPORATED ON AUGUST 11, 1983

  HOMEOWNERS MARKETING SERVICES                    HOMEOWNERS GROUP, INC.
  INTERNATIONAL, INC.
  FLORIDA CORPORATION
  INCORPORATED ON JANUARY 19, 1983

  HOMEOWNERS ASSOCIATION OF
  AMERICA, INC.                                    HOMEOWNERS GROUP, INC.
  FLORIDA CORPORATION
  INCORPORATED ON OCTOBER 27, 1978

  HAA OF VIRGINIA, INC.                            HOMEOWNERS ASSOCIATION
  VIRGINIA CORPORATION                             OF AMERICA, INC.
  INCORPORATED ON JANUARY 30, 1985

  HAA HOME PROTECTION OF                           HOMEOWNERS ASSOCIATION
  CALIFORNIA, INC.                                 OF AMERICA, INC.
  CALIFORNIA CORPORATION
  INCORPORATED ON FEBRUARY 6, 1979

  HOME GUARANTEE CORPORATION                       HOMEOWNERS GROUP, INC.
  (FORMERLY BRITISH VENTURES, INC.)
  FLORIDA CORPORATION
  INCORPORATED ON NOVEMBER 7, 1991

  ASSOCIATION TO PROPERLY MANAGE RISK, INC.        HOMEOWNERS GROUP, INC.
  FLORIDA NOT FOR PROFIT CORPORATION
  INCORPORATED ON JANUARY 25, 1991

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  SUBSIDIARY COMPANIES                                 PARENT COMPANY
  --------------------                                 --------------

  HMS PURCHASING GROUP, INC.                       HOMEOWNERS GROUP, INC.
  FLORIDA NOT FOR PROFIT CORPORATION
  INCORPORATED ON DECEMBER 19, 1991

  FLORIDA INSPECTION CORPORATION                   HOMEOWNERS MARKETING
  FLORIDA CORPORATION                              SERVICES, INC.
  INCORPORATED ON APRIL 15, 1991

  HOMEOWNERS MARKETING SERVICES                    HOMEOWNERS GROUP, INC.
  REAL ESTATE CORPORATION
  FLORIDA CORPORATION
  INCORPORATED ON OCTOBER 4, 1984

  HMS OF TEXAS, INC.                               HOMEOWNERS GROUP, INC.
  FLORIDA CORPORATION
  INCORPORATED ON MARCH 10, 1988

  HMS OF SOUTH FLORIDA, LTD.                       HOMEOWNERS GROUP, INC.
  FLORIDA PARTNERSHIP
  FORMED ON SEPTEMBER 20, 1993

  HMS OF TEXAS                                     HMS OF TEXAS, INC.
  TEXAS PARTNERSHIP                                (45% GENERAL PARTNER)
  FORMED ON JUNE 5, 1985

  HAA SERVICE CORPORATION                          HOMEOWNERS GROUP, INC.
  FLORIDA CORPORATION
  FORMED ON JULY 11, 1994

  HAA OF ARIZONA, INC.                             HOMEOWNERS GROUP, INC.
  ARIZONA CORPORATION
  FORMED ON DECEMBER 22, 1994

  HAA OF GEORGIA, INC.                             HOMEOWNERS GROUP, INC.
  GEORGIA CORPORATION
  FORMED ON DECEMBER 19, 1994

  HAA OF UTAH, INC.                                HOMEOWNERS GROUP, INC.
  UTAH CORPORATION
  FORMED ON DECEMBER 20, 1994